Exhibit 10.1
FIRST AMENDMENT TO FINANCING AGREEMENT
This FIRST AMENDMENT TO FINANCING AGREEMENT dated as of December 31, 2021 (this “Amendment”), is made by and among STRONGHOLD DIGITAL MINING EQUIPMENT LLC, a Delaware limited liability company (“Borrower”), WHITEHAWK FINANCE LLC, a Delaware limited liability company (“Lender”), and is consented to by each Guarantor.
WHEREAS, Borrower and Lender are parties to that certain (a) Financing Agreement dated as of June 30, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Financing Agreement) and (b) Schedule No. 1 dated June 30, 2021 to Financing Agreement (“Schedule No. 1”); and
WHEREAS, Borrower and Lender have agreed to amend the Financing Agreement and Schedule No. 1 in the following respects and no others.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:
SECTION 1. AMENDMENTS
(a)Section 3(a) of the Financing Agreement is hereby amended by adding the following sentence after the period at the end thereof: “Lender agrees that, pursuant to this Section 3(e), the Anticipated Acceptance Date with respect to the Equipment subject to the Minerva Purchase Agreement shall be the Final Minerva Delivery Date.”
(b)Section 11(k) of the Financing Agreement is amended and restated in its entirety to read as follows: “Items and/or Equipment required to be delivered under the Minerva Purchase Agreement and/or the Cryptech Purchase Agreement is not delivered in to Borrower in accordance with the delivery schedule set forth on Schedule 1 to this Agreement”.
(c)Section 8(a) of Schedule No. 1 is amended and restated in its entirety to read as follows: “the Minerva Purchase Agreement is to be delivered on or before April 30, 2022 (the “Final Minerva Delivery Date”) in accordance with the Minerva Purchase Agreement”.
(d)Schedule B to the Schedule No. 1 is amended and restated in its entirety and replaced by Schedule 1 hereto.
SECTION 2. AMENDMENT FEE
In addition to any fees or other amounts payable to Lender under the terms of the Financing Agreement and Schedule No. 1, as consideration for the agreement of the Lender to enter into this Amendment, the Borrower agrees to pay to the Lender a non-refundable amendment fee (the “Amendment Fee”) equal to $250,000 (the “Amendment Fee”). The Amendment Fee (a) shall be fully earned as of the date hereof, (b) will not be refundable under any circumstances once paid, (c) will be paid in US dollars and in immediately available funds and (d) shall not be subject to reduction by way of setoff or counterclaim. Notwithstanding the foregoing, to the extent that Lender, or any Affiliate of Lender, and Borrower, or any Affiliate of Borrower, enters into any agreement (a “Future Financing”) to provide for additional debt financing to Borrower or any Affiliate of Borrower after the date hereof and until December 31, 2022, the amount of any closing, underwriting, upfront or similar fees in connection with such Future Financing shall be reduced by the amount of the Amendment Fee.
SECTION 3. MISCELLANEOUS
(a)    Except as expressly amended pursuant to the terms of this Amendment, the Financing Agreement and Schedule No. 1, and the respective obligations of Borrower thereunder remain unmodified and in full force and effect.

(b)    All of the representations, warranties, terms (except as expressly amended pursuant to the terms of this Amendment), covenants (except as expressly amended pursuant to the terms of this Amendment) and conditions of the Financing Agreement and Schedule No. 1 shall remain in full force and effect in accordance with their respective terms. Lender has not and shall not be deemed hereby to have waived any of its rights and remedies against Borrower or any Guarantor for any existing or future defaults or Events of Default.
(c)    Borrower hereby represents and warrants that, as of the date hereof, after giving effect to this Amendment: (i) the representations and warranties of the Borrower contained in the Financing Agreement and Schedule No. 1 are true and correct in all material respects (without duplication of any materiality qualifier set forth therein) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which they shall be true and correct in all material respects as of such earlier date; (ii) Borrower is in compliance in all material respects with all of the terms and provisions set forth in the Financing Agreement and Schedule No. 1; and (iii) no default or Event of Default has occurred and is continuing, or would result from, this Amendment.
(d)    Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment. Each of the following provisions of the Financing Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis: Section 13 (Notices), Section 20 (Counterparts; Chattel Paper); Section 21 (Governing Law; Jurisdiction; Jury Trial Waiver).
(e)     All references in the Schedule No. 1 and any Guaranty to the “Financing Agreement” and in the Financing Agreement, as modified hereby, to “this Agreement,” “hereof,” “herein” or the like shall mean and refer to the Financing Agreement as modified by this Amendment (as well as by all subsequent amendments, restatements, supplements and other modifications thereof).
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Financing Agreement to be duly executed as of the date first set forth above.

BORROWER:	STRONGHOLD DIGITAL MINING EQUIPMENT LLC By: /s/ Gregory A. Beard Name: Gregory A. Beard Title: Authorized Representative

GUARANTORS:
STRONGHOLD DIGITAL MINING, INC.

By: /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Representative

STRONGHOLD DIGITAL MINING HOLDINGS LLC
By: /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Representative

LENDER:	WHITEHAWK FINANCE LLC By: /s/ Robert A. Louzan Name: Robert A. Louzan Title: Authorized Signatory

SCHEDULE 1
EXHIBIT B
Equipment Description

Manufacturer	Model	Description	# of Units	Expected Delivery
Bitmain	Antminer S9 (13-14 TH)	ASIC Bitcoin Miner	2,000	Currently installed and operational
Bitmain	Antminer S17+ (73 TH)	ASIC Bitcoin Miner	315	Current installed and operational
Canaan	AvalonMiner A1166Pro (75 TH)	ASIC Bitcoin Miner	152	Current installed and operational
Canaan	AvalonMiner A1166Pro (78 TH)	ASIC Bitcoin Miner	75	Current installed and operational
Canaan	AvalonMiner A1166Pro (81 TH)	ASIC Bitcoin Miner	422	Current installed and operational
Canaan	AvalonMiner A1246 (85 TH)	ASIC Bitcoin Miner	140	Current installed and operational
Canaan	AvalonMiner A1246 (87 TH)	ASIC Bitcoin Miner	11	Current installed and operational
Miner-Va	MV7 (100 TH)	ASIC Bitcoin Miner	15,000	Dec 2021 – April 2022
Bitmain	Antminer S19j (90 TH)	ASIC Bitcoin Miner	2,400	Dec 2021 - Nov 2022

	Schedule of Miner Deliveries			Schedule of Payments for Miners to Be Delivered
	Miner-Va MV7	Bitmain Antminer S19j	Total	Miner-Va MV7	Bitmain Antminer S19j	Total
Apr-21	–	–	–	$44,032,500	$3,798,000	$47,830,500
May-21	–	–	–	–	$211,000	$211,000
Jun-21	–	–	–	$14,677,500	$211,000	$14,888,500
Jul-21	–	–	–	–	$211,000	$211,000
Aug-21	–	–	–	–	$211,000	$211,000
Sep-21	–	–	–	$14,677,500	$211,000	$14,888,500
Oct-21	–	–	–	–	$738,500	$738,500

	Schedule of Miner Deliveries			Schedule of Payments for Miners to Be Delivered
	Miner-Va MV7	Bitmain Antminer S19j	Total	Miner-Va MV7	Bitmain Antminer S19j	Total
Nov-21	–	–	–	–	$738,500	$738,500
Dec-21	1,040	200	1,240	–	$738,500	$738,500
Jan-22	3,000-	200	3,200	–	$738,500	$738,500
Feb-22	3,000 –	200	3,200	–	$738,500	$738,500
Mar-22	7,960 –	200	8,160	–	$738,500	$738,500
Apr-22	Any remaining MinerVa MV7s to be delivered	200	200	–	$738,500	$738,500
May-22	–	200	200	–	$527,500	$527,500
Jun-22	–	200	200	–	$527,500	$527,500
Jul-22	–	200	200	–	$527,500	$527,500
Aug-22	–	200	200	–	$527,500	$527,500
Sep-22	–	200	200	–	$527,500	$527,500
Oct-22	–	200	200	–	–	–
Nov-22		200	200
Total	15,000	2,400	17,400	$73,387,500	$12,660,000	$86,047,500